AMENDMENT AGREEMENT

AMENDMENT AGREEMENT, dated of as December 22, 2008, by and between STRIKER OIL AND GAS, INC. (formerly, UNICORP, INC., (“Company”), YA GLOBAL INVESTMENTS, L.P. (formerly, CORNELL CAPITAL PARTNERS, LP) (“YA Global”).  All capitalized terms used herein shall have the respective meanings assigned thereto in the Transaction Documents (as defined below) unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, Company and YA Global have entered into certain financing arrangements set forth on Schedule A attached hereto and referred to herein as the “Transaction Documents”  pursuant to which, YA Global is the holder of the following secured convertible debentures (collectively, the “Debentures”) issued by Company and the following warrants (“Warrants”) issued by the Company:

Debenture Description	Principal Outstanding	Accrued and Unpaid Interest (as of October 31, 2008)
Secured Convertible Debenture (no. UCPI-1-1A) issued on May 17, 2007, and amended and restated on February 20, 2008 in the original principal amount of $3,096,155	$3,096,155	$36,814
Secured Convertible Debenture (no. UCPI-1-2A) issued on June 29, 2007 and amended and restated on February 20, 2008 in the original principal amount of $1,769,231	$1,508,494	$18,492

Warrant Description	Warrant Shares	Warrant Exercise Price
Warrant No. UCPI-A-1A	509,000	$0.75
Warrant No. UCPI-A-2	1,357,333	$0.75
Warrant No. UCPI-B-1A	430,800	$1.25
Warrant No. UCPI-B-2	689,280	$1.25
Warrant No. UCPI-C-1A	373,400	$1.75
Warrant No. UCPI-C-2	426,743	$1.75
Warrant No. UCPI-D-1A	311,100	$2.50
Warrant No. UCPI-D-2	248,880	$2.50

WHEREAS, the Company has requested YA Global to make certain accommodations to regarding extending the payment dates and YA Global desires to accommodate such requests, and in exchange for such accommodations, the Company desires, among other things, to adjust the conversion price of the Debentures and the exercise price of the Warrants as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

1.  Acknowledgements.

a. Acknowledgement of Obligations.  Company hereby acknowledges, confirms and agrees that as of the date hereof, Company is indebted to the YA Global under the Debentures and the Transaction Documents in amounts set forth in the first Whereas clause, plus any other fees, costs, expenses and other charges now or hereafter payable (collectively, the “Obligations”) and such Obligations are unconditionally owed by Company to YA Global, without offset, defense or counterclaim of any kind, nature or description whatsoever.

b. Acknowledgement of Security Interests.  Company hereby acknowledges, confirms and agrees that YA Global has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Pledged Property heretofore granted to YA Global pursuant to the Security Agreement (the “Security Agreement”) between Company, Affiliated Holdings, Inc., and YA Global dated May 17, 2007, the Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement (the “Mortgage”) granted by the Company to YA Global as of May 17, 2007, Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (the “Deed of Trust”) granted by the Company to YA Global as of May 17, 2007, or otherwise granted to or held by YA Global.  Company and Affiliated Holdings, Inc. hereby acknowledge, confirm and agree that YA Global has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests heretofore granted to YA Global pursuant to the Security Agreement, the Mortgage, the Deed of Trust or otherwise granted to or held by YA Global.

c. Binding Effect of Documents.  Company confirms and agrees that:  (a) each of the Transaction Documents to which it is a party has been duly executed and delivered to YA Global by Company and each is in full force and effect as of the date hereof, (b) the agreements and obligations of Company contained in such documents and in this Agreement constitute the legal, valid and binding obligations of Company enforceable against each in accordance with their respective terms, and Company has no valid defense to the enforcement of such obligations, and (c) YA Global is and shall be entitled to the rights, remedies and benefits provided for in the Transaction Documents and applicable law, without setoff, defense or counterclaim of any kind, nature or descriptions whatsoever.

2. Covenants and Agreements.

a. Amendments to the Debentures. The parties agree that as of the date hereof, the following amendments shall be made to the Debentures, and to document such amendments, the Company shall issue debenture amendments for each outstanding Debenture in the form attached hereto as Exhibit A:

i.
The portion of the November 1, 2008, December 1, 2008, and January 1, 2009 Installment Amounts that the Company will not be eligible to pay as a Company Conversion shall be deferred until the Maturity Date and the Company will not be required to pay any Company Redemption Amounts during such deferral period.

ii.	The Conversion Price of each of the Debentures shall be changed to $0.15, subject to adjustments as set forth in the Debentures.

b. Amendments to the Warrants.  The parties agree that as of the date hereof, the following amendments shall be made to the Warrants, and to document such amendments, the Company shall issue warrant amendments for each outstanding Warrant in the form attached hereto as Exhibit B:

i.	The Warrant Exercise Price of each of the Warrants shall be changed to $0.10.

ii.
With respect to Warrant No. UCPI-A-1A, Warrant No. UCPI-B-1A, Warrant No. UCPI-C-1A, and Warrant No. UCPI-A-1A, YA Global waives, on a one time basis, any rights it may have had pursuant to the last sentence of Section 8(a) of the Warrants to receive additional warrant shares as a result of the change to the Warrant Exercise Price set forth herein.

iii.	With respect to Warrant No. UCPI-A-2, Warrant No. UCPI-B-2, Warrant No. UCPI-C-2, and Warrant No. UCPI-A-2, Section 8(a) shall be deleted in its entirety and replaced with the following:

Section 8(a) – Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock.  If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than Excluded Securities or Permitted Issuances (as defined in the Securities Purchase Agreement)  and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the “Applicable Price”) equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Warrant Exercise Price in effect immediately prior to such issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Warrant Exercise Price in effect immediately prior to such issuance and the number of shares of Common Stock deemed outstanding immediately prior to such issuance plus (II) the consideration, if any, received by the Company upon such issuance, by (2) the product derived by multiplying (Y) the Warrant Exercise Price in effect immediately prior to such issuance by (Z) the number of shares of Common Stock deemed outstanding immediately after such issuance.  Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

c. Further Assurances. Company and Affiliated Holdings, Inc. shall, from and after the execution of this Agreement, execute and deliver to YA Global whatever additional documents, instruments, and agreements that YA Global may require in order to (i) perfect its lien and security interest in the property referred to as the “Catfish Property“ and covering approximately 12,000 gross acres in Henderson and Anderson Counties, Texas, and (ii) correct any document deficiencies, or to vest or perfect the Transaction Documents and the collateral granted therein more securely in YA Global and/or to otherwise give effect to the terms and conditions of this Agreement, and hereby authorize YA Global to file any financing statements (including financing statements with a generic description of the collateral such as “all assets”), and take any other normal and customary steps, YA Global deems necessary to perfect or evidence YA Global’s security interests and liens in any such collateral.

3. RELEASE.  In exchange for the accommodations made by YA Global herein, the Company hereby, on behalf of itself and its agents, representatives, attorneys, assigns, heirs, subsidiaries, executors and administrators (collectively, “Company Parties”) RELEASES AND FOREVER DISCHARGES YA Global and its subsidiaries and its respective affiliates, parents, joint ventures, officers, directors, shareholders, interest holders, members, managers, employees, consultants, representatives, successors and assigns, heirs, executors and administrators (collectively, “Buyer Parties”) from all causes of action, suits, debts, claims and demands related to the Transaction Documents whatsoever known or unknown, at law, in equity or otherwise, which the Company Parties ever had or now have, and any claims for reasonable attorneys’ fees and costs, and including, without limitation, any claims relating to fees, penalties, liquidated damages, and indemnification for losses, liabilities and expenses, except for any intentional acts by the Buyer Parties.  The release contained in this Section is effective without regard to the legal nature of the claims raised and without regard to whether any such claims are based upon tort, equity, or implied or express contract.  It is expressly understood and agreed that this release shall operate as a clear and unequivocal waiver by the Company Parties of any such claim whatsoever.

4. PROVISIONS OF GENERAL APPLICATION

a. Effect of this Agreement.  Except as modified pursuant hereto, no other changes or modifications to the Transaction Documents are intended or implied and in all other respects the Transaction Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Agreement and the other Transaction Documents, the terms of this Agreement shall control.  The Transaction Documents and this Agreement shall be read and construed as one agreement.

b. Governing Law.  This Agreement shall be interpreted according to the laws of the State of New Jersey and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  Any notices, demands, consents, other writings or communications permitted or required by this Agreement shall be given in the manner and to the address as set forth in the Transaction Documents.

c. Mutual Waiver of Jury Trial.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE BETWEEN FACTOR AND CLIENT ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER FACTORING DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

[SIGNATURE PAGE IMMEDIATELY TO FOLLOW]

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

Unicorp, Inc.

By:
Name: Kevan Casey
Title: Chief Executive Officer

YA Global Investments, L.P.

By: Yorkville Advisors, LLC
Its: Investment Manager

By:
Name:
Title:

SCHEDULE A

TRANSACTION DOCUMENTS

Securities Purchase Agreement dated May 17, 2007 between Company and YA Global.

Secured Convertible Debenture (no. UCPI-1-2A) issued on June 29, and amended and restated on February 20, 2008 in the original principal amount of $1,769,231

Secured Convertible Debenture (no. UCPI-1-1A) issued on May 17, 2007 and amended and restated on February 20, 2008 in the original principal amount of $3,096,155

Warrant No. UCPI-A-1A originally issued on May 17, 2007 and amended and restated on February 20, 2008

Warrant No. UCPI-B-1A originally issued on May 17, 2007 and amended and restated on February 20, 2008

Warrant No. UCPI-C-1A originally issued on May 17, 2007 and amended and restated on February 20, 2008

Warrant No. UCPI-D -1A originally issued on May 17, 2007 and amended and restated on February 20, 2008

Warrant No. UCPI-A-2 issued on February 20, 2008

Warrant No. UCPI-B-2 issued on February 20, 2008

Warrant No. UCPI-C-2 issued on February 20, 2008

Warrant No. UCPI-D-2 issued on February 20, 2008

Registration Rights Agreement dated May 17, 2007 between Company and YA Global.

Security Agreement dated May 17, 2007 among the Company, Affiliated Holdings, Inc., and YA Global.

Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement granted by the Company to YA Global as of May 17, 2007

Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement granted by the Company to YA Global as of May 17, 2007

Irrevocable Transfer Agent Instructions dated May 17, 2007 among Company, David Gonzalez, OTC Stock Transfer Co., and YA Global.

EXHIBIT A

DEBENTURE AMENDMENTS

STRIKER OIL AND GAS, INC.

AMENDMENT
TO DEBENTURE

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL DEBENTURE CERTIFICATE

This Amendment to Debenture (this “Amendment”) dated December 22, 2008 is issued in connection with that certain Secured Convertible Debenture (no. UCPI-1-1A (the “Debenture”) originally issued by Striker Oil and Gas, Inc. (formerly, Unicorp, Inc.), a Delaware corporation (the “Company”) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) (the “Investor”), on May 17, 2007, and amended and restated on February 20, 2008, in the original face amount of $3,096,155.

THIS CERTIFIES THAT, the following amendments are made effective as of the date hereof:

•	The definition of “Conversion Price” in Section 4(a)(ii) of the Debenture shall be replaced as follows:

4(a)(ii) “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $0.15, subject to adjustment as provided herein.”

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

STRIKER OIL AND GAS, INC.

By:          /s/ Kevan Casey
Kevan Casey
               Chief Executive Officer

STRIKER OIL AND GAS, INC.

AMENDMENT
TO DEBENTURE

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL DEBENTURE CERTIFICATE

This Amendment to Debenture (this “Amendment”) dated December 22, 2008 is issued in connection with that certain Secured Convertible Debenture (no. UCPI-1-2A (the “Debenture”) originally issued by Striker Oil and Gas, Inc. (formerly, Unicorp, Inc.), a Delaware corporation (the “Company”) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) (the “Investor”), on May 17, 2007, and amended and restated on February 20, 2008, in the original face amount of $1,769,231.

THIS CERTIFIES THAT, the following amendments are made effective as of the date hereof:

•	The definition of “Conversion Price” in Section 4(a)(ii) of the Debenture shall be replaced as follows:

4(a)(ii) “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $0.15, subject to adjustment as provided herein.”

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

STRIKER OIL AND GAS, INC.

By:          /s/ Kevan Casey
Kevan Casey
               Chief Executive Officer

EXHIBIT B

WARRANT AMENDMENTS

STRIKER OIL AND GAS, INC.

AMENDMENT
TO WARRANT

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL WARRANT CERTIFICATE

This Amendment to Warrant (this “Amendment”) dated December 22, 2008 is issued in connection with that certain Warrant (no. UCPI-A-1A (the “Warrant”) originally issued by Striker Oil and Gas, Inc. (formerly, Unicorp, Inc.), a Delaware corporation (the “Company”) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) (the “Investor”), on May 17, 2007, and amended and restated on February 20, 2008, to purchase up to 509,000 shares of common stock at an initial exercise price of $0.75 per share.

THIS CERTIFIES THAT, the following amendments are made effective as of the date hereof:

•	The definition of “Warrant Exercise Price” in Section 1(b)(xv) of the Warrant shall be replaced as follows:

1(b)(xv) “Warrant Exercise Price” shall be $0.10 or as subsequently adjusted as provided in Section 8 hereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

STRIKER OIL AND GAS, INC.

By:          /s/ Kevan Casey
Kevan Casey
               Chief Executive Officer

STRIKER OIL AND GAS, INC.

AMENDMENT
TO WARRANT

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL WARRANT CERTIFICATE

This Amendment to Warrant (this “Amendment”) dated December 22, 2008 is issued in connection with that certain Warrant (no. UCPI-B-1A (the “Warrant”) originally issued by Striker Oil and Gas, Inc. (formerly, Unicorp, Inc.), a Delaware corporation (the “Company”) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) (the “Investor”), on May 17, 2007, and amended and restated on February 20, 2008, to purchase up to 430,800 shares of common stock at an initial exercise price of $1.25 per share.

THIS CERTIFIES THAT, the following amendments are made effective as of the date hereof:

•	The definition of “Warrant Exercise Price” in Section 1(b)(xv) of the Warrant shall be replaced as follows:

1(b)(xv) “Warrant Exercise Price” shall be $0.10 or as subsequently adjusted as provided in Section 8 hereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

STRIKER OIL AND GAS, INC.

By:          /s/ Kevan Casey
Kevan Casey
               Chief Executive Officer

STRIKER OIL AND GAS, INC.

AMENDMENT
TO WARRANT

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL WARRANT CERTIFICATE

This Amendment to Warrant (this “Amendment”) dated December 22, 2008 is issued in connection with that certain Warrant (no. UCPI-C-1A (the “Warrant”) originally issued by Striker Oil and Gas, Inc. (formerly, Unicorp, Inc.), a Delaware corporation (the “Company”) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) (the “Investor”), on May 17, 2007, and amended and restated on February 20, 2008, to purchase up to 373,400 shares of common stock at an initial exercise price of $1.75 per share.

THIS CERTIFIES THAT, the following amendments are made effective as of the date hereof:

•	The definition of “Warrant Exercise Price” in Section 1(b)(xv) of the Warrant shall be replaced as follows:

1(b)(xv) “Warrant Exercise Price” shall be $0.10 or as subsequently adjusted as provided in Section 8 hereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

STRIKER OIL AND GAS, INC.

By:          /s/ Kevan Casey
Kevan Casey
                Chief Executive Officer

STRIKER OIL AND GAS, INC.

AMENDMENT
TO WARRANT

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL WARRANT CERTIFICATE

This Amendment to Warrant (this “Amendment”) dated December 22, 2008 is issued in connection with that certain Warrant (no. UCPI-D-1A (the “Warrant”) originally issued by Striker Oil and Gas, Inc. (formerly, Unicorp, Inc.), a Delaware corporation (the “Company”) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) (the “Investor”), on May 17, 2007, and amended and restated on February 20, 2008, to purchase up to 311,100 shares of common stock at an initial exercise price of $2.50 per share.

THIS CERTIFIES THAT, the following amendments are made effective as of the date hereof:

•	The definition of “Warrant Exercise Price” in Section 1(b)(xv) of the Warrant shall be replaced as follows:

1(b)(xv) “Warrant Exercise Price” shall be $0.10 or as subsequently adjusted as provided in Section 8 hereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

STRIKER OIL AND GAS, INC.

By:          /s/ Kevan Casey
Kevan Casey
                Chief Executive Officer

STRIKER OIL AND GAS, INC.

AMENDMENT
TO WARRANT

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL WARRANT CERTIFICATE

This Amendment to Warrant (this “Amendment”) dated December 22, 2008 is issued in connection with that certain Warrant (no. UCPI-A-2 (the “Warrant”) originally issued by Striker Oil and Gas, Inc. (formerly, Unicorp, Inc.), a Delaware corporation (the “Company”) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) (the “Investor”), on February 20, 2008, to purchase up to 1,357,333 shares of common stock at an initial exercise price of $0.75 per share.

THIS CERTIFIES THAT, the following amendments are made effective as of the date hereof:

•	The definition of “Warrant Exercise Price” in Section 1(b)(xv) of the Warrant shall be replaced as follows:

1(b)(xv) “Warrant Exercise Price” shall be $0.10 or as subsequently adjusted as provided in Section 8 hereof.

•	Section 8(a) of the Warrant shall be deleted and replaced in its entirety with the following:

Section 8(a) – Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock.  If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than Excluded Securities or Permitted Issuances (as defined in the Securities Purchase Agreement)  and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the “Applicable Price”) equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Warrant Exercise Price in effect immediately prior to such issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Warrant Exercise Price in effect immediately prior to such issuance and the number of shares of Common Stock deemed outstanding immediately prior to such issuance plus (II) the consideration, if any, received by the Company upon such issuance, by (2) the product derived by multiplying (Y) the Warrant Exercise Price in effect immediately prior to such issuance by (Z) the number of shares of Common Stock deemed outstanding immediately after such issuance.  Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

STRIKER OIL AND GAS, INC.

By:          /s/ Kevan Casey
Kevan Casey
                Chief Executive Officer

STRIKER OIL AND GAS, INC.

AMENDMENT
TO WARRANT

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL WARRANT CERTIFICATE

This Amendment to Warrant (this “Amendment”) dated December 22, 2008 is issued in connection with that certain Warrant (no. UCPI-B-2 (the “Warrant”) originally issued by Striker Oil and Gas, Inc. (formerly, Unicorp, Inc.), a Delaware corporation (the “Company”) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) (the “Investor”), on February 20, 2008, to purchase up to 689,280 shares of common stock at an initial exercise price of $1.25 per share.

THIS CERTIFIES THAT, the following amendments are made effective as of the date hereof:

•	The definition of “Warrant Exercise Price” in Section 1(b)(xv) of the Warrant shall be replaced as follows:

1(b)(xv) “Warrant Exercise Price” shall be $0.10 or as subsequently adjusted as provided in Section 8 hereof.

•	Section 8(a) of the Warrant shall be deleted and replaced in its entirety with the following:

Section 8(a) – Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock.  If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than Excluded Securities or Permitted Issuances (as defined in the Securities Purchase Agreement)  and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the “Applicable Price”) equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Warrant Exercise Price in effect immediately prior to such issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Warrant Exercise Price in effect immediately prior to such issuance and the number of shares of Common Stock deemed outstanding immediately prior to such issuance plus (II) the consideration, if any, received by the Company upon such issuance, by (2) the product derived by multiplying (Y) the Warrant Exercise Price in effect immediately prior to such issuance by (Z) the number of shares of Common Stock deemed outstanding immediately after such issuance.  Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

STRIKER OIL AND GAS, INC.

By:          /s/ Kevan Casey
Kevan Casey
               Chief Executive Officer

STRIKER OIL AND GAS, INC.

AMENDMENT
TO WARRANT

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL WARRANT CERTIFICATE

This Amendment to Warrant (this “Amendment”) dated December 22, 2008 is issued in connection with that certain Warrant (no. UCPI-C-2 (the “Warrant”) originally issued by Striker Oil and Gas, Inc. (formerly, Unicorp, Inc.), a Delaware corporation (the “Company”) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) (the “Investor”), on February 20, 2008, to purchase up to 426,743 shares of common stock at an initial exercise price of $1.75 per share.

THIS CERTIFIES THAT, the following amendments are made effective as of the date hereof:

•	The definition of “Warrant Exercise Price” in Section 1(b)(xv) of the Warrant shall be replaced as follows:

1(b)(xv) “Warrant Exercise Price” shall be $0.10 or as subsequently adjusted as provided in Section 8 hereof.

•	Section 8(a) of the Warrant shall be deleted and replaced in its entirety with the following:

Section 8(a) – Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock.  If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than Excluded Securities or Permitted Issuances (as defined in the Securities Purchase Agreement)  and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the “Applicable Price”) equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Warrant Exercise Price in effect immediately prior to such issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Warrant Exercise Price in effect immediately prior to such issuance and the number of shares of Common Stock deemed outstanding immediately prior to such issuance plus (II) the consideration, if any, received by the Company upon such issuance, by (2) the product derived by multiplying (Y) the Warrant Exercise Price in effect immediately prior to such issuance by (Z) the number of shares of Common Stock deemed outstanding immediately after such issuance.  Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

STRIKER OIL AND GAS, INC.

By:          /s/ Kevan Casey
Kevan Casey
                Chief Executive Officer

STRIKER OIL AND GAS, INC.

AMENDMENT
TO WARRANT

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL WARRANT CERTIFICATE

This Amendment to Warrant (this “Amendment”) dated December 22, 2008 is issued in connection with that certain Warrant (no. UCPI-D-2 (the “Warrant”) originally issued by Striker Oil and Gas, Inc. (formerly, Unicorp, Inc.), a Delaware corporation (the “Company”) to YA Global Investments, L.P. (formerly, Cornell Capital Partners, LP) (the “Investor”), on February 20, 2008, to purchase up to 248,880 shares of common stock at an initial exercise price of $2.50 per share.

THIS CERTIFIES THAT, the following amendments are made effective as of the date hereof:

•	The definition of “Warrant Exercise Price” in Section 1(b)(xv) of the Warrant shall be replaced as follows:

1(b)(xv) “Warrant Exercise Price” shall be $0.10 or as subsequently adjusted as provided in Section 8 hereof.

•	Section 8(a) of the Warrant shall be deleted and replaced in its entirety with the following:

Section 8(a) – Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock.  If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than Excluded Securities or Permitted Issuances (as defined in the Securities Purchase Agreement)  and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the “Applicable Price”) equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Warrant Exercise Price in effect immediately prior to such issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Warrant Exercise Price in effect immediately prior to such issuance and the number of shares of Common Stock deemed outstanding immediately prior to such issuance plus (II) the consideration, if any, received by the Company upon such issuance, by (2) the product derived by multiplying (Y) the Warrant Exercise Price in effect immediately prior to such issuance by (Z) the number of shares of Common Stock deemed outstanding immediately after such issuance.  Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

STRIKER OIL AND GAS, INC.

By:          /s/ Kevan Casey
Kevan Casey
                Chief Executive Officer